Exhibit 10.4

THIRD AMENDED AND RESTATED DEALER MANAGER AGREEMENT

JLL EXCHANGE TRS, LLC

Units of Beneficial Interests

Dated October 7, 2025

LaSalle Investment Management Distributors, LLC
333 West Wacker Drive, Suite 2300
Chicago, Illinois 60606

Ladies and Gentlemen:

This Third Amended and Restated Dealer Manager Agreement (including all schedules and exhibits hereto, this “Agreement”), dated October 7, 2025, by and among JLL Exchange TRS, LLC, a Delaware limited liability company (the “Company”), LaSalle Investment Management Distributors, LLC, a Delaware limited liability company (the “Dealer Manager”), and, solely with respect to Section 6.1(c) hereof, JLLIPT Holdings LP, a Delaware limited partnership (the “Operating Partnership”), and JLL Income Property Trust, Inc., a Maryland corporation (“JLLIPT”), amends and restates that certain Second Amended and Restated Dealer Manager Agreement, dated May 6, 2025. This Agreement confirms and comprises the entire agreement among the parties hereto regarding the offer and sale, in one or more private placements (each, an “Offering” and collectively, the “Offerings”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”), of units of beneficial interests (“Units”) in specific Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”), pursuant to the terms and conditions of the DST Program Memorandum (as may be amended or supplemented from time to time, with all appendixes thereto, the “Memorandum”). The Company is a wholly-owned subsidiary of the Operating Partnership, and the Operating Partnership is the entity through which JLLIPT conducts substantially all of its business and owns substantially all of its assets. A Unit is a unit of beneficial ownership interest in a Trust that will beneficially own either (i) a series of Trusts, each of which will hold one commercial property (each, a “Property” and collectively, the “Properties”); or (ii) a Property directly. Information regarding each Property in which Units will be offered will be included in a property-specific supplement (the “Property Supplement”) to the Memorandum. Prior to the commencement of an Offering of Units in any particular Trust, such Trust shall execute a joinder agreement in the form attached hereto as Exhibit A, pursuant to which such Trust will join this Agreement and agree to be bound by the terms and conditions hereof.
1.    Exclusive Appointment of Dealer Manager.

1.1    On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company hereby appoints the Dealer Manager as its exclusive agent and dealer manager during the period commencing with the date hereof and ending on the Offering Termination Date (as defined in Section 1.2 below) (the “Offering Period”) to solicit, or cause to be solicited, purchasers of the Units on a “best efforts” basis through a private offering exempt from registration under the Securities Act pursuant to Regulation D, and applicable state blue sky registration exemptions, upon the terms and conditions set forth in the Memorandum. The Dealer Manager, in its sole discretion, is authorized to retain (a) other registered broker-dealers (each a “Participating Broker-Dealer”) who are members in good standing of the Financial Industry Regulatory

Authority, Inc. (“FINRA”) with whom the Dealer Manager has elected, in its sole discretion, to enter into a Participating Broker-Dealer Agreement related to the distribution of Units substantially in the form attached to this Agreement as Exhibit B or such other form as approved by the Company (the “Participating Broker-Dealer Agreement”); (b) certain investment advisors, including, without limitation, both registered investment advisers (“RIAs”) and other advisors or managers exempt from federal and/or state RIA registration (each a “Selected RIA”) with whom the Dealer Manager has elected, in its sole discretion, to enter into a selected RIA agreement related to the distribution of Units in such form as is approved by the Company (a “Selected RIA Agreement”); and (c) other qualified financial institutions (each a “Selected Institution” and collectively with the Participating Broker-Dealers and Selected RIAs, the “Offering Participants”) with whom the Dealer Manager has elected, in its sole discretion, to enter into an appropriate agreement or other arrangements regarding the distribution or purchase of Units in such form as is approved by the Company (collectively with the Participating Broker-Dealer Agreement and Selected RIA Agreement, the “Offering Participant Agreement”). The Dealer Manager hereby accepts such agency and distributorship and agrees to use its best efforts to sell the Units on said terms and conditions. For avoidance of doubt, it is expressly understood that where reference is made herein to Offering Participants participating in the sale, offering, or distribution of Units, or such activities being conducted through or solicited by them, when such terms are applied to Offering Participants who are not Participating Broker-Dealers, such terms are intended to refer only to activities for which such Offering Participants are properly registered, licensed, and authorized to engage in and are not intended to include activities for which an Offering Participant is not properly registered, licensed, and authorized or which would otherwise constitute a violate of applicable law.

1.2    It is understood that no sale of Units shall be regarded as effective unless and until accepted by the Company. The Company reserves the right in its sole discretion to refuse to sell Units, in whole or in part, to any prospective purchaser. Units will be offered during a period commencing on the date of the first Property Supplement (“Effective Date”), and continuing until the earlier of: (i) the date that the maximum aggregate amount of Units is sold pursuant to the Offerings or (ii) such date as the Company otherwise terminates the Offerings, which it may do at any time in its sole discretion (in each case, the “Offering Termination Date”).

2.    Representations and Warranties of the Company.

The Company hereby represents and warrants to the Dealer Manager and each Offering Participant with whom the Dealer Manager has entered into or will enter into an Offering Participant Agreement that, as of the date hereof and at all times during the Offering Period (provided that, to the extent such representations and warranties are given only as of a specified date or dates, the Company only makes such representations and warranties as of such date or dates):

2.1    Good Standing; Qualification to Do Business. The Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware, and is in good standing with the Delaware Division of Revenue, with full power and authority to conduct its business as described in the Memorandum and to enter into this Agreement and to perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the enforceability of the indemnity provisions contained in Section 8 of this Agreement may be limited under applicable securities laws. The Company has qualified to do business and is in good standing in every jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business, as described in the Memorandum, requires such qualification, except where the failure to do so would not have a material adverse effect on the business, properties, management, financial position, results of operations or cash flows of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

2.2    Authorization and Description of Securities. The issuance and sale of the Units will have been duly authorized by the Company and applicable Trust, and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, except the right of the Operating Partnership to acquire such Units in exchange for units of limited partnership interests in the Operating Partnership (“OP Units”) as described in the Memorandum (the “FMV Option”), and the issuance and sale of the Units by a Trust will not be subject to preemptive or other similar rights arising by operation of law, under the charter or bylaws of the Company or under any agreement to which the Company is a party or otherwise. The Units will conform in all material respects to the description of the Units contained in the Memorandum. Neither the Memorandum nor the Confidential Private Placement Memorandum relating to a private offering from time to time of the Class S, Class D, Class Z and Class I shares of common stock of JLLIPT (such memorandum, as the same may be supplemented or amended from time to time, and including the documents incorporated by reference therein, the “JLLIPT Memorandum”), each as of its date (or as of the date of any such amendment or supplement, if applicable), contains any untrue statement of material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing provisions of this Section 2.2 will not extend to such statements contained in or omitted from the Memorandum or JLLIPT Memorandum that are based upon information furnished by the Dealer Manager in writing to the Company specifically for inclusion therein.

2.3    Absence of Defaults and Conflicts. The Company is not in violation of its certificate of formation or its limited liability company agreement as currently in effect and the execution and delivery of this Agreement, the issuance, sale and delivery of the Units, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the applicable Trust will not, as of the Effective Date, violate the terms of or constitute a default under: (a) the Company’s certificate of formation or limited liability company or the applicable Trust’s trust agreement; or (b) any indenture, mortgage, deed of trust, lease, or other material agreement to which the Trust or the Company is a party or to which the properties of either of the foregoing are bound; or (c) any law, rule or regulation applicable to the Trust or the Company; or (d) any writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust or the Company except, in the cases of clauses (b), (c) and (d), for such violations or defaults that, individually or in the aggregate, would not result in a Material Adverse Effect on the Company or the Trust.

2.4    Absence of Further Requirements. No filing with, or consent, approval, authorization, license, registration, qualification, order or decree of any court, governmental authority or agency is required for the performance by the Company of its obligations under this Agreement or in connection with the issuance and sale by a Trust of the Units, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), rules of FINRA or applicable state securities laws.

2.5    Absence of Proceedings. Except as disclosed in the Memorandum, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

2.6    Possession of Licenses and Permits. The Company possesses adequate permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local and foreign regulatory agencies or bodies necessary to conduct the business now operated by it, except where the failure to obtain such Governmental Licenses, singly or in the aggregate, would not have a Material Adverse Effect or as otherwise disclosed in the Memorandum; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, have a Material Adverse Effect or as otherwise disclosed in the Memorandum; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect or as otherwise disclosed in the Memorandum; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect or as otherwise disclosed in the Memorandum.

2.7    Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Offering, any beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”) except for a Disqualification Event (i) contemplated by Rule 506(d)(2) or (d)(3). The Company has exercised, and during the term of the Offerings will continue to exercise, reasonable care to determine whether any Company Covered Person, any Dealer Covered Person (as defined below), any Participating Dealer Covered Person (as defined in the Participating Broker-Dealer Agreement) or any other comparable category of person defined in any other Offering Participant Agreement is subject to a Disqualification Event. The Company will immediately comply, to the extent applicable, with its disclosure obligations under Rule 506(e), and will immediately effect the preparation of an amended or supplemented Memorandum that will contain any such required disclosure and will, at no expense to the Dealer Manager (unless the Dealer Manager’s Disqualification Event, any Participating Broker-Dealer’s Disqualification Event or any other Offering Participant’s Disqualification Event is the sole reason for the required amended or supplemented Memorandum, in which case the Dealer Manager shall bear the cost of preparation and distribution of such amended or supplemented Memorandum), promptly furnish the Dealer Manager with such number of printed copies of such amended or supplemented Memorandum containing any such required disclosure, including any exhibits thereto, as the Dealer Manager may reasonably request.

3.    Covenants of the Company.

The Company covenants and agrees with the Dealer Manager that:
3.1    It will, at no expense to the Dealer Manager, furnish the Dealer Manager with such number of serially numbered copies of the Memorandum, including all amendments, supplements and exhibits thereto, as the Dealer Manager may reasonably request for the purposes contemplated by federal and state securities laws. It will similarly furnish to the Dealer Manager and others designated by the Dealer Manager as many copies of the following documents as the Dealer Manager may reasonably request: (a) this Agreement; (b) Property Supplements; (c) the JLLIPT Memorandum; and (d) any other printed sales literature or other materials the use of which has been approved in writing by the Company.

3.2    If, during an Offering, any event occurs as a result of which, in the opinion of the Company, the Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Company will promptly notify the Dealer Manager thereof (unless the information shall have been received from the Dealer Manager) and the Dealer Manager will notify Offering Participants to suspend the offering and sale of the Units in accordance with Section 5.8 hereof until such time as the Company, in its sole discretion (a) instructs the Dealer Manager to resume the offering and sale of the Units and (b) has prepared any required supplemental or amended Memorandum as shall be necessary to correct such statement or omission.

3.3    The Company will apply the proceeds from the sale of the Units as stated in the Memorandum.

3.4    The Company will not conduct the Offerings or offer or sell any Units by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

3.5    The Company will prepare or cause to be prepared, executed and timely filed a Notice on Form D relating to the Offering (including all required amendments thereto) (a) with the Securities and Exchange Commission (the “Commission”) under Regulation D and (b) with all applicable state securities regulatory agencies.

3.6    Subject to the Dealer Manager’s actions and the actions of others in connection with the Offering, the Company will comply with all requirements imposed upon it by Regulation D and other applicable securities laws, including applicable state blue sky registration exemptions.

3.7    The Company will notify the Dealer Manager in writing, promptly upon the occurrence of (i) any Disqualification Event relating to any Company Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Company Covered Person.

4.    Payment of Expenses and Fees.

4.1    Company Expenses. The Company agrees to pay directly or reimburse, as applicable, all costs and expenses incident to each Offering, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with: (a) the preparation of the Memorandum, and the printing and furnishing of copies thereof to the Dealer Manager; (b) all fees and expenses of the Company’s legal counsel, independent public or certified public accountants and other advisors; (c) filing with FINRA of all necessary documents and information relating to the Offering and the Units; (d) the fees and expenses of any transfer agent or registrar for the Units and miscellaneous expenses referred to in the Memorandum; (e) all costs and expenses incident to the travel and accommodation of the personnel of the Company and the Company’s advisor, LaSalle Investment Management, Inc. (the “Advisor”), and the personnel of any sub-advisor designated by the Advisor and acting on behalf of the Company; (f) the performance of the Company’s other obligations hereunder; and (g) certain costs and expenses incurred by the Advisor or the Dealer Manager incident to the Offerings, to the extent permitted pursuant to prevailing rules and regulations of FINRA, including expenses, fees and taxes incurred in connection with: (i) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with the Offerings; (ii) costs and expenses of conducting educational conferences and seminars, attending broker-dealer sponsored conferences, or educational conferences sponsored by the Company; (iii) customary promotional items; (iv) legal fees of the Dealer Manager; and (v) reasonable bona fide due diligence expenses incurred by any Offering Participant and reimbursed by the Dealer Manager to such Offering Participant (provided that the Dealer Manager has obtained from any such Offering Participant and provided to the Company a detailed and itemized invoice for any such due diligence expenses).

4.2    Dealer Manager Expenses. The Dealer Manager will pay for all of its own personnel costs and all expenses necessary for the Dealer Manager to remain in compliance with any applicable FINRA rules or federal or state laws, rules or regulations in order to participate in the Offering as a broker-dealer and fulfill its obligations hereunder.

5.    Representations, Warranties and Covenants of the Dealer Manager.

The Dealer Manager hereby represents and warrants to, and covenants and agrees with the Company, as of the date hereof and at all times during the Offering Period (provided that, to the extent representations and warranties are given only as of a specified date or dates, the Dealer Manager only makes such representations and warranties as of such date or dates), as follows:

5.1    Good Standing; Qualification to Do Business. The Dealer Manager is a limited liability company duly organized and validly existing under the laws of the State of Delaware, and is in good standing with the Delaware Division of Revenue, with full power and authority to conduct its business as described in the Memorandum and to enter into this Agreement and to perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Dealer Manager and is a legal, valid and binding agreement of the Dealer Manager enforceable against the Dealer Manager in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the enforceability of the indemnity provisions contained in Section 8 of this Agreement may be limited under applicable securities laws.

5.2    Absence of Defaults and Conflicts. The Dealer Manager is not in violation of its certificate of formation or its limited liability company agreement as currently in effect and the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not, as of the Effective Date, violate the terms of or constitute a default under: (a) the Dealer Manager’s certificate of formation or limited liability company; (b) any indenture, mortgage, deed of trust, lease, or other material agreement to which the Dealer Manager is bound; (c) any law, rule or regulation applicable to the Dealer Manager; or (d) any writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Dealer Manager.

5.3    Compliance with Applicable Laws, Rules and Regulations. The Dealer Manager represents to the Company that (a) the Dealer Managers is a member of FINRA in good standing, and (b) the Dealer Manager and its employees and representatives who will perform services hereunder have all required approvals, licenses and registrations to act under this Agreement. With respect to its participation and the participation by each Offering Participant in the offer and sale of the Units (including, without limitation any resales and transfers of Units), the Dealer Manager agrees, and, by virtue of entering into an Offering Participant Agreement, each Offering Participant shall have agreed, to comply with any applicable requirements of all applicable federal securities laws, including without limitation the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, applicable state securities or blue sky laws, and the rules set forth in the FINRA rulebook (collectively, the “FINRA Rules”).

5.4    AML Compliance. The Dealer Manager represents to the Company that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, rules and regulations promulgated by the Commission (the “Commission Regulations”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (the “USA PATRIOT Act”), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Units. The Dealer Manager further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act, and the Dealer Manager hereby covenants to remain in compliance with such requirements and shall, upon request by the Company, provide a certification to the Company that, as of the date of such certification (a) its AML Program is consistent with the AML Rules and (b) it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.

5.5    Accuracy of Information. The Dealer Manager represents and warrants to the Company that all information furnished to the Company by the Dealer Manager in writing expressly for use in the Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

5.6    Recordkeeping. The Dealer Manager agrees to comply with the record-keeping requirements as may be required by the Company, any state securities commission, FINRA or the Commission, including but not limited to Commission Regulations.
5.7    Customer Information. The Dealer Manager shall abide by and comply with (a) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”); (b) the privacy standards and requirements of any other applicable federal or state law; and (c) its own internal privacy policies and procedures, each as may be amended from time to time.
5.8    Suspension or Termination of Offering. The Dealer Manager agrees, and will require that each Offering Participant agree, to suspend or terminate the offer and sale of Units in the Offering upon request of the Company at any time and to resume the offer and sale of Units in the Offering upon subsequent request of the Company.

5.9    Customer Complaints. The Dealer Manager hereby agrees to provide to the Company promptly upon receipt by the Dealer Manager copies of any written or otherwise documented customer complaints received by the Dealer Manager from Offering Participants relating in any way to the Offering (including, but not limited to, the manner in which the Units are offered by any Offering Participant), the Units or the Company.

5.10    Disqualification Events.

(a)    The Dealer Manager represents that neither it, nor any of its directors, executive officers, other officers participating in the Offering, general partners or managing members, or any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member (each, a “Dealer Covered Person” and, together, “Dealer Covered Persons”), is subject to any Disqualification Event except for a Disqualification Event (i) contemplated by Rule 506(d)(2) of the Securities Act and (ii) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualification Event occurring after the date hereof, prior to the date of any offering of Units. The Dealer Manager has exercised reasonable care to determine (x) the identity of each person that is a Dealer Covered Person and (y) whether any Dealer Covered Person is subject to a Disqualification Event.

(b)    The Dealer Manager will promptly notify the Company in writing of (i) any Disqualification Event relating to any Dealer Covered Person not previously disclosed to the Company in accordance with Section 5.10(a), and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Dealer Covered Person.

(c)    The Dealer Manager represents that it is not aware of any person (other than any Dealer Covered Person and any Offering Participants which the Dealer Manager has entered into an Offering Participant Agreement with) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of Units. The Dealer Manager will promptly notify the Company of any agreement or arrangement entered into between the Dealer Manager and such person in connection with such sale.

5.11    No General Solicitation. The Dealer Manager will not conduct an Offering or offer or sell the Units by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D, including but not limited to: (a) any advertisement, article, notice or other communication mentioning any Offering, Units or Property published in any newspaper, magazine or similar medium, cold mass mailings, broadcast over television, radio or the internet, or an e-mail message sent to a large number of previously unknown persons; (b) any seminar or meeting, the attendees of which have been invited by any general solicitation or general advertising; or (c) any letter, circular, notice or other written communication constituting a form of general solicitation or general advertising.

5.12    Other Offering Covenants.

    (a)    During the Offering Period, the Dealer Manager will not make any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make any statement, in light of the circumstances under which it was made, not misleading concerning the Offering or any matters set forth in or contemplated by the Memorandum or the Property Supplement.

    (b)    During the Offering Period and prior to the sale of Units, the Dealer Manager will provide, or will cause each Offering Participant to provide, each offeree with a copy of the Memorandum and a copy of the applicable Property Supplement for the Property relating to such offer.

    (c)    During the Offering Period, if the Dealer Manager has been provided with a supplement or amendment to the Memorandum or a Property Supplement, the Dealer Manager will promptly distribute such supplement or amendment to persons who previously received a copy of the Memorandum or Property Supplement from it and who it believes continue to be interested in participating in such Offering and will include such supplement or amendment in all deliveries of the Memorandum and Property Supplement after receipt of any such supplement or amendment.

    (d)    The Dealer Manager will not make any oral or written representations on behalf of the Company other than those contained in the Memorandum or JLLIPT Memorandum unless the making of such representations has been approved by the Company in writing, nor will the Dealer Manager act as an agent of the Company or for the Company in any other capacity except as expressly set forth herein.

    (e)    Except for the Offering Participant Agreements and any other agreement approved in advance by the Company in writing, no agreement will be made by the Dealer Manager with any person permitting the resale, repurchase or distribution of any Units.

    (f)    The Dealer Manager will furnish to the Company upon request a complete list of all persons and entities who have received a Memorandum and such parties’ addresses.

    (g)    The Dealer Manager will comply with all applicable federal and state laws and regulations relating to the collection, maintenance and disclosure of non-public information provided by prospective investors in connection with their proposed investment in the Units.

    (h)    The Dealer Manager shall, and shall cause each Offering Participant, to recommend Units only to a prospective investor whom the Dealer Manager or Offering Participant, as applicable, has reasonable grounds to believe is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act and otherwise meets the investor suitability standards set forth in the Memorandum and the Property Supplements. During the Offering Period, the Dealer Manager will comply and shall direct each Offering Participant who enters into an Offering Participant Agreement with the Dealer Manager to comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Regulation D, Rule 506 promulgated under the Securities Act and, if applicable, FINRA Rule 2111. The Dealer Manager shall direct each Offering Participant who enters into an Offering Participant Agreement with the Dealer Manager to make, or cause to be made, inquiries as required by this Agreement, the Memorandum, the Property Supplements or applicable law of all prospective investors to ascertain whether a purchase of a Unit is suitable for the prospective investor. The Dealer Manager shall direct each Offering Participant who enters into an Offering Participant Agreement with the Dealer Manager to maintain in its files, for a period of six years following the Offering Termination Date, appropriate documents disclosing the basis upon which the above determination of suitability was reached as to each subscriber.

6.    Sale of Units.
6.1    Compensation.

    (a)    Selling Commissions. Subject to the waivers, discounts or other special circumstances described in or otherwise disclosed in the Memorandum, the Company will pay to the Dealer Manager selling commissions (“Selling Commissions”) on each Unit sold of up to 5.0% of the gross purchase price per Unit as set forth in the Memorandum and applicable Property Supplement (the “Gross Price per Unit”), unless a reduced amount is agreed to in the Offering Participant Agreement for Offering Participant that made such particular sale. The Selling Commissions payable to the Dealer Manager will be paid substantially concurrently with the sale of the applicable Units and may be reallowed by the Dealer Manager to Participating Broker-Dealers or other Offering Participants.

    (b)    Dealer Manager Fee. The Company will pay to the Dealer Manager a fee (“Dealer Manager Fee”) on each Unit sold of up to 1.0% of the Gross Price per Unit as of the date of purchase. The Dealer Manager may reallow a portion of the Dealer Manager Fee to Participating Broker-Dealers or other Offering Participants that meet certain thresholds of Units under management and certain other metrics. The Dealer Manager may also reallow a portion of the Dealer Manager Fee to (i) Offering Participants who sold Units giving rise to such Dealer Manager Fee to the extent the Offering Participant Agreement with such Offering Participant provides for such a reallowance and such Offering Participant is in compliance with the terms of such Offering Participant Agreement related to such reallowance, and (ii) the broker-dealer of record/custodian for any Selected RIA or Selected Institution whose clients purchased Units giving rise to such Dealer Manager Fee to the extent the agreement between or among the Dealer Manager, the broker-dealer of record/custodian and/or the Selected RIA or Selected Institution, as applicable, provides for such a reallowance and such parties are in compliance with the terms of such agreement related to such reallowance. Such reallowance, if any, shall be determined by the Dealer Manager in its sole discretion based on factors including, but not limited to, the level of services that each such broker-dealer performs, including ministerial, record-keeping, sub-accounting, stockholder services and other administrative services. The Dealer Manager’s reallowance of Dealer Manager Fees to Offering Participants shall be described in the Offering Participant Agreement with respect to a particular Offering Participant. The Dealer Manager Fee payable to the Dealer Manager will be paid substantially concurrently with the sale of the applicable Units.

    (c)    Servicing Fees.

(i)Prior to the Operating Partnership’s exercise of the FMV Option with respect to any given Units, each Trust will pay to the Dealer Manager a fee that is calculated daily on a continuous basis from year to year (“Investor Servicing Fee”) equal to 1/365th of 0.25% per annum of the total, gross equity offering at the time of syndication, determined separately with respect to each Trust as described in the Memorandum.

(ii)Following the Operating Partnership’s exercise of the FMV Option with respect to any given Units, the Operating Partnership will pay to the Dealer Manager an Investor Servicing Fee that is calculated daily on a continuous basis from year to year equal to (A) 1/365th of 0.85% per annum of the net asset value (“NAV”) of such Class S OP Units (defined below) issued in exchange for Units; (B) 1/365th of 0.30% per annum of the NAV of Class Z OP Units (defined below) issued in exchange for Units; and (C) 1/365th of 0.30% per annum of the NAV of Class D OP Units (defined below) issued in exchange for Units. No Investor Servicing Fee will be payable with respect to Class I OP Units (defined below) issued in exchange for Units. “Class S OP Units” means limited partnership interests in the Operating Partnership that are classified and defined, in the limited partnership agreement of the Operating Partnership (“OP Agreement”), as “Class S Units.” “Class Z OP Units” means limited partnership interests in the Operating Partnership that are classified and defined, in the OP Agreement, as “Class Z Units.” “Class D OP Units” means limited partnership interests in the Operating Partnership that are classified and defined, in the OP Agreement, as “Class D Units.” “Class I OP Units” means limited partnership interests in the Operating Partnership that are classified and defined, in the OP Agreement, as “Class I Units.”

(iii)Following the time, if any, that JLLIPT issues, pursuant to the redemption provisions of the OP Agreement, shares of its common stock in exchange for OP Units that were previously exchanged for Units, JLLIPT will pay the Dealer Manager a fee that is calculated daily on a continuous basis from year to year (“Stockholder Servicing Fee”) equal to (A) 1/365th of 0.85% per annum of the NAV of such Class S shares issued in exchange for Class S OP Units that were previously exchanged for Units; (B) 1/365th of 0.30% per annum of the NAV of such Class Z shares issued in exchange for Class Z OP Units that were previously exchanged for Units; and (C) 1/365th of 0.30% per annum of the NAV of such Class D shares issued in exchange for Class D OP Units that were previously exchanged for Units. No Stockholder Servicing Fee shall be payable with respect to any Class I shares of JLLIPT’s common stock issued in exchange for Class I OP Units that were previously exchanged for Units.

(iv)The Dealer Manager acknowledges and agrees that Units sold hereunder may be exchanged for Class S OP Units, Class Z OP Units, Class D OP Units or Class I OP Units pursuant to the Operating Partnership’s FMV Option, which election must be identified in the Subscription Agreement.

(v)The Dealer Manager acknowledges and agrees that after the FMV Option is exercised, OP Units in one class (other than Class N OP Units) may be converted to another class of OP Units upon the execution and delivery of an elective OP Unit exchange form by the applicable holder and Participating Broker-Dealer acting as broker of record thereof to the Dealer Manager and the general partner of the Operating Partnership at the respective addresses set forth on such form. The Dealer Manager further acknowledges and agrees that shares of JLLIPT’s common stock designated as Class S shares, Class Z shares or Class D shares may, as described in the charter of JLLIPT, be exchanged for Class I shares of JLLIPT’s common stock, which do not provide for Stockholder Servicing Fees.

(vi)The full amount of the Investor Servicing Fee and the Stockholder Servicing Fee (collectively, the “Servicing Fees”) shall be payable unless the Dealer Manager notifies the Company that it has elected to waive a portion of the Servicing Fees for any given period, in which event the agreed upon lesser Servicing Fees shall be payable. The Dealer Manager may reallow a portion of the Servicing Fees to Participating Broker-Dealers or other Offering Participants as marketing fees or to defray other distribution-related expenses. Such reallowance, if any, shall be determined by the Dealer Manager in its sole discretion based on factors including, but not limited to, the level of services that each such broker-dealer performs, including ministerial, record-keeping, sub-accounting, stockholder services and other administrative services. The Dealer Manager’s reallowance of the Servicing Fees to Participating Broker-Dealers or other Offering Participants shall be described in the Offering Participant Agreement with respect to a particular Offering Participant.

(vii)The Servicing Fees shall be paid to the Dealer Manager on a quarterly basis in arrears.

    (d)    Placement Fee. The Company will pay to the Dealer Manager a fee (“Placement Fee”) on each Unit sold of up to 1.0% of the Gross Price per Unit. The Placement Fee payable to the Dealer Manager will be paid substantially concurrently with the sale of the applicable Units.

6.2    Obligations to Offering Participants. Selling Commissions, Dealer Manager Fees and Servicing Fees received by the Dealer Manager will be reallowed to the Participating Broker-Dealer or other Offering Participant who sold the Units giving rise to such Selling Commissions, Dealer Manager Fees or Servicing Fees as described more fully in the Offering Participant Agreement entered into with such Offering Participant. The Company will not be liable or responsible to any Offering Participants for direct payment of Selling Commissions, Dealer Manager Fees or Servicing Fees to such Offering Participants, it being the sole and exclusive responsibility of the Dealer Manager for payment of such Selling Commissions, Dealer Manager Fees and Servicing Fees to Offering Participants. Notwithstanding

the foregoing, the Company, in its sole discretion, may act as agent of the Dealer Manager by making direct payment of Selling Commissions, Dealer Manager Fees or Servicing Fees to such Offering Participants without incurring any liability therefor.
6.3    Suitability; Offer and Sale of Units.

(a)    To the extent that the Dealer Manager may recommend the purchase or sale of the Units to any offeree, the Dealer Manager or any person associated with the Dealer Manager shall:

    (i)    have reasonable grounds to believe, on the basis of information obtained from the potential investor concerning the investor’s age, investment objectives, other investments, financial situation and needs, and any other information known by the Dealer Manager or an associated person, that: (A) the prospective investor is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act, and meets the other investor suitability requirements as may be established by the Company and set forth in the “Who May Invest” and “Suitability of Investment” sections of the Memorandum and the minimum purchase requirements set forth in the Memorandum; (B) the prospective investor is or will be in a financial position appropriate to enable the investor to realize to a significant extent the benefits described in the Memorandum; (C) the prospective investor has a fair market net worth sufficient to sustain the risks inherent in an investment in the applicable Trust, including, but not limited to, total loss of its investment, lack of liquidity, and other risks described in the Memorandum; and (D) an investment in the Trust is otherwise suitable for the prospective investor; and

    (ii)    maintain in the Dealer Manager’s files, for a period of at least six years following the Offering Termination Date, information and documents disclosing the basis upon which the above determination of suitability was reached as to each investor.

(b)    The Dealer Manager will provide, or will cause each Offering Participant to provide, each offeree with a copy of the Memorandum during the Offering Period and prior to the sale, and advise each such offeree at the time of the initial offering to such offeree that the Company and/or its agents and consultants will, during the Offering Period and prior to any sale, afford said offeree and his or her purchaser representative, if any, including the Dealer Manager or Offering Participant, the opportunity to ask questions of and to receive answers from the Company and/or its agents and consultants, concerning the terms and conditions of the Offering and to obtain any additional information that is possessed by the Company, or may be obtained by the Company without any unreasonable effort or expense, which is necessary to verify the accuracy of the information contained in the Memorandum.

(c)    The Dealer Manager will comply in all respects with the subscription procedures and plan of distribution set forth in the Memorandum.

(d)    The Dealer Manager will furnish or cause to be furnished to the Company upon request a complete list of all persons who have been offered the Units by the Dealer Manager or any Offering Participant.

(e)    By virtue of entering into an Offering Participant Agreement with each Offering Participant, the Dealer Manager shall cause each Offering Participant to agree to comply with all of the foregoing obligations.

7.    Submission of Subscription Agreements.

7.1    Each person desiring to purchase Units in the Offering will be required to complete and execute a subscription agreement in the form attached as Appendix A to the Memorandum or such other form as agreed to by the Company or the Dealer Manager (as amended or supplemented, the “Subscription Agreement”) and to deliver to the Dealer Manager or Offering Participant, as the case may be, such completed and executed Subscription Agreement together with a check or wire transfer (hereinafter referred to as an “instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. Persons purchasing Units will be instructed by the Dealer Manager or an Offering Participant, as applicable, to make their instruments of payment payable to or for the benefit of the applicable Trust. The purchase price for subscriptions processed and accepted by the Trust will be as described in the Memorandum and applicable Property Supplement.

7.2    The Dealer Manager will require, pursuant to the Offering Participant Agreement entered into with each Offering Participant, that if an Offering Participant receives a Subscription Agreement or instrument of payment not conforming to the instructions set forth in Section 7.1, the Offering Participant shall return such Subscription Agreement and instrument of payment directly to such purchaser not later than the end of the second business day following receipt by the Offering Participant. Pursuant to the Offering Participant Agreement entered into with each Offering Participant, Subscription Agreements and instruments of payment received by the Offering Participant that conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the following methods:

    (a)    where, pursuant to the internal supervisory procedures of the Offering Participant, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from purchasers, then, by noon of the next business day following receipt by the Offering Participant, the Offering Participant will transmit the Subscription Agreements and instruments of payment to the Company or to such other account or agent as directed by the Company; and

    (b)    where, pursuant to the internal supervisory procedures of the Offering Participant, final internal supervisory review is conducted at a different location (the “Final Review Office”), Subscription Agreements and instruments of payment will be transmitted by the Offering Participant to the Final Review Office by noon of the next business day following receipt by the Offering Participant. The Final Review Office will in turn by noon of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Company or to such other account or agent as directed by the Company.

Notwithstanding the foregoing, pursuant to the Offering Participant Agreement entered into with each Offering Participant, with respect to any Units to be purchased by a custodial account, the Offering Participant shall cause the custodian of such account to deliver a Subscription Agreement and instrument of payment for such account directly to the Company. The Offering Participant shall furnish to the Company with each delivery of Subscription Agreements and instruments of payment a list of the purchasers showing the name, address, tax identification number, state of residence and dollar amount of Units purchased.

8.    Indemnification.

8.1    Indemnified Parties Defined. For the purposes of this Section 8, an entity’s “Indemnified Parties” shall include such entity’s officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

8.2    Indemnification of the Dealer Manager and Offering Participants. The Company and each Trust will indemnify, defend (subject to Section 8.6) and hold harmless the Dealer Manager and the Offering Participants, and their respective Indemnified Parties, from and against any losses, claims (including the reasonable cost of investigation), damages or liabilities, joint or several, to which such Offering Participants or the Dealer Manager, or their respective Indemnified Parties, may become subject, under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Company, any material breach of a covenant contained herein by the Company or a Trust, or any material failure by the Company or a Trust to perform its obligations hereunder or to comply with state or federal securities laws applicable to an Offering; (b) any untrue statement or alleged untrue statement of a material fact contained (i) in the Memorandum or (ii) in any securities filing or other document executed by the Company or a Trust or, in either case, on its behalf specifically for the purpose of qualifying the Offering for exemption from the registration requirements of the securities laws of any jurisdiction or based upon written information furnished by the Company or the Trust under the securities laws thereof (any such application, document or information being hereinafter called a “Securities Application”); or (c) the omission or alleged omission to state a material fact required to be stated in the Memorandum or in any Securities Application or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and the Company and each Trust will reimburse each Offering Participant or the Dealer Manager, and their respective Indemnified Parties, for any legal or other expenses reasonably incurred by such Offering Participant or the Dealer Manager, and their respective Indemnified Parties, in connection with investigating or defending such loss, claim, damage, liability or action; provided, however, that neither the Company nor any Trust will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished either (x) to the Company or the Trust by the Dealer Manager or (y) to the Company, the Trust or the Dealer Manager by or on behalf of any Offering Participant expressly for use in the Memorandum or any Securities Application, but only if the party seeking indemnification furnished the written information on which the Company or the Trust relied. This indemnity agreement will be in addition to any liability that the Company and each Trust may otherwise have.

Notwithstanding the foregoing, the indemnification and agreement to hold harmless provided in this Section 8.2 is further limited to the extent that no such indemnification by the Company or a Trust of an Offering Participant or the Dealer Manager, or their respective Indemnified Parties, shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee; (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the

Commission and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.

Notwithstanding anything herein to the contrary, the extent of a Trust’s obligation to indemnify, defend and hold harmless any party hereunder shall be limited to the extent that the applicable losses, claims, damages or liabilities arise out of or are based upon the Offering of Units of such Trust.

8.3    Dealer Manager Indemnification of the Company and Trusts. The Dealer Manager will indemnify, defend and hold harmless the Company and each Trust and its Indemnified Parties from and against any losses, claims, damages or liabilities to which any of the aforesaid parties may become subject, under the Securities Act or the Exchange Act or the rules promulgated thereunder or any other federal or state securities laws, or otherwise, insofar as such losses, claims (including the reasonable cost of investigation), damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Dealer Manager, any material breach of a covenant or agreement contained herein by the Dealer Manager, or any material failure by the Dealer Manager to perform its obligations hereunder; (b) any untrue statement or any alleged untrue statement of a material fact contained in the Memorandum; (c) the omission or alleged omission to state a material fact required to be stated in the Memorandum or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that in each case described in clauses (b) and (c) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or Trust by the Dealer Manager specifically for use in the preparation of the Memorandum; (d) any untrue statement or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading by the Dealer Manager or its representatives or agents in connection with the offer and sale of the Units; (e) any failure by the Dealer Manager to comply with applicable laws governing money laundry abatement and anti-terrorist financing efforts in connection with the Offering, including applicable FINRA Rules, Commission Regulations and the USA PATRIOT Act; or (f) any other failure by the Dealer Manager to comply with any of the applicable provisions of the Securities Act, the Exchange Act, Regulation D or the rules and regulations thereunder or any applicable federal or state securities laws or regulations. The Dealer Manager will reimburse the aforesaid parties in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

8.4    Offering Participant Indemnification of the Company and Trusts. Pursuant to the Offering Participant Agreement entered into by each Offering Participant, the Dealer Manager shall cause each Offering Participant to agree to severally indemnify, defend and hold harmless the Company and each Trust, the Dealer Manager and each of their respective Indemnified Parties, from and against any losses, claims, damages or liabilities to which the Company, a Trust, the Dealer Manager, or any of their respective Indemnified Parties may become subject, as more fully described in each Offering Participant Agreement.

8.5    Action Against Parties; Notification. Promptly after receipt by any Indemnified Party under this Section 8 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify in writing the indemnifying party of the commencement thereof and the omission to so notify the indemnifying party will relieve such indemnifying party from any liability under this Section 8 as to the particular item for which indemnification is then being sought to the extent that the indemnifying party is materially prejudiced by such omission, but not from any other liability that it may have to any Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses (subject to Section 8.6) incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

8.6    Reimbursement of Fees and Expenses. An indemnifying party under Section 8 of this Agreement shall be obligated to reimburse an Indemnified Party for reasonable legal and other expenses as follows:

(a)    In the case of the Company or a Trust indemnifying the Dealer Manager, the advancement of Company funds or Trust funds to the Dealer Manager for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought shall be permissible only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company or a Trust; (ii) the legal action is initiated by a third party who is not an owner of equity in the Company or the legal action is initiated by an owner of equity in the Company or the Trust acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iii) the Dealer Manager undertakes to repay the advanced funds to the Company and the Trust, together with the applicable legal rate of interest thereon, in cases in which the Dealer Manager is found not to be entitled to indemnification.

(b)    In any case of indemnification other than that described in Section 8.6(a) above, the indemnifying party shall pay all legal fees and expenses of the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been participating by a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the Indemnified Party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim, provided, however, that in the case of the defense of claims as a result of events alleged to have occurred during a period during which an Offering Participant has the right to act in an exclusive capacity with respect to an Offering, and that Offering Participant is an Indemnified Party entitled to the payment of fees and expenses under this Section 8.6, such Offering Participant shall have the right to select the law firm of record. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

9.    Contribution.

If the indemnification provided for in Section 8 hereof is for any reason unavailable or insufficient to hold harmless the Company, a Trust, the Dealer Manager, an Offering Participant or any Indemnified Party thereof in respect of any losses, liabilities, claims, damages or expenses referred to in

Section 8 hereof, then the Company, the applicable Trust, the Dealer Manager and Offering Participant shall contribute the aggregate amount of such losses, liabilities, claims, damages and expenses as incurred, (a) in such proportion as is appropriate to reflect the relative benefits received by the Company, the applicable Trust, the Dealer Manager and Offering Participant, respectively, from the offering of the Units pursuant to this Agreement and the relevant Offering Participant Agreement or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company, the applicable Trust, the Dealer Manager and Offering Participant, respectively, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by Company, each Trust, the Dealer Manager and any Offering Participant, respectively, in connection with an Offering pursuant to this Agreement and the relevant Offering Participant Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the Offering pursuant to this Agreement and the relevant Offering Participant Agreement (before deducting expenses) received by the Company and the applicable Trust, and the total Selling Commissions, Dealer Manager Fees, Servicing Fees and other payments received hereunder by the Dealer Manager and Offering Participant, respectively, bear to the aggregate offering price of the Units.

The relative fault of the Company, a Trust, the Dealer Manager and any Offering Participant, respectively, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Company, the Trust, the Dealer Manager and Offering Participant, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Dealer Manager and each Offering Participant agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable contributions referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 9, the Dealer Manager and each Offering Participant shall not be required to contribute any amount by which the total price at which the Units sold by them exceeds the amount of any damages that the Dealer Manager and such Offering Participant have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

No party guilty of fraudulent misrepresentation (within the meaning of Section 1(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

For the purposes of this Section 9, the Dealer Manager’s officers, directors, employees, members, partners, agents and representatives, and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Dealer Manager, and each officer, director, employee, member, partner, agent and representative of the Company and each person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. An Offering Participant’s obligations to contribute pursuant to this Section 9 are several in proportion to the number of Units sold by such Offering Participant and not joint.

10.    Survival of Provisions. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at and as of the Offering Termination Date, and such representations, warranties and agreements of the parties hereto, including the indemnity and contribution agreements contained in Sections 8 and 9 above, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Dealer Manager or the Company or any controlling person, and shall survive the sale of, and payment for, the Units.

11.    Applicable Law; Venue. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by the laws of, the State of Delaware; provided however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 11. Venue for any action brought hereunder shall lie exclusively in Chicago, Illinois.

12.    Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

13.    Entire Agreement. This Agreement and the schedules and exhibits attached hereto constitute the entire agreement among the parties and supersede any prior understanding, whether written or oral, prior to the date hereof with respect to the Offering.

14.    Successors; Assignment and Amendment.

14.1    Successors. This Agreement shall inure to the benefit of and be binding upon the Dealer Manager and the Company and their respective successors and permitted assigns.

14.2    Assignment. Neither the Company nor the Dealer Manager may assign or transfer any of such party’s rights or obligations under this Agreement without the prior written consent of the Dealer Manager, on the one hand, or the Company, acting together, on the other hand.

14.3    Amendment. This Agreement may be amended only by the written agreement of the Dealer Manager and the Company.

15.    Term and Termination. Either party to this Agreement shall have the right to terminate this Agreement on 60 days’ written notice or immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision hereof. If not sooner terminated, the Dealer Manager’s agency and this Agreement shall automatically terminate as of the Offering Termination Date without obligation on the part of the Dealer Manager or the Company, except as set forth in this Agreement. Upon expiration or termination of this Agreement, (a) the Company shall pay to the Dealer Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Dealer Manager is or becomes entitled under Section 6 of this Agreement pursuant to the requirements of that Section 6 at such times as such amounts become payable pursuant to the terms of such Section 6, offset by any losses suffered by the Company or any officer or director of the Company arising from the Dealer Manager’s breach of this Agreement or an action that would otherwise give rise to an indemnification claim against the Dealer Manager under Section 8 herein, and (b) the Dealer Manager shall promptly deliver to the Company all records and documents in its possession that relate to the Offering and that are not designated as “dealer” copies.
16.    Notices. Any notice, approval, request, authorization, direction or other communication under this Agreement shall be in writing via electronic mail and shall be deemed given when delivered (provided that no automated notice of delivery failure is received by the sender thereof), in each case to the intended recipient at the address set forth below:

If to the Company:	JLL Exchange TRS, LLC
333 West Wacker Drive, Suite 2300
Chicago, Illinois 60606
Attention: General Counsel Email: David.Doherty@lasalle.com

With a copy to:	LaSalle Investment Management, Inc.
333 West Wacker Drive, Suite 2300
Chicago, Illinois 60606
Attention: General Counsel Email: David.Doherty@lasalle.com
and
JLL Income Property Trust, Inc.
333 West Wacker Drive, Suite 2300
Chicago, Illinois 60606
Attention: Chief Executive Officer Email: Allan.Swaringen@lasalle.com
If to the Operating Partnership:	JLLIPT Holdings LP
333 West Wacker Drive, Suite 2300
Chicago, Illinois 60606
Attention: General Counsel Email: Gordon.Repp@lasalle.com

If to JLLIPT:	JLL Income Property Trust, Inc.
333 West Wacker Drive, Suite 2300
Chicago, Illinois 60606
Attention: Chief Executive Officer Email: Allan.Swaringen@lasalle.com

If to a Trust:	c/o LaSalle Investment Management, Inc.
333 West Wacker Drive, Suite 2300
Chicago, Illinois 60606
Attention: General Counsel Email: David.Doherty@lasalle.com
If to the Dealer Manager:	LaSalle Investment Management Distributors, LLC
333 West Wacker Drive, Suite 2300
Chicago, Illinois 60606
Attention: General Counsel Email: David.Doherty@lasalle.com

Any party may change its address specified above by giving the other party notice of such change in accordance with this Section 16.

17.    Third Party Beneficiaries. Except as expressly provided otherwise in this Agreement, no provision of this Agreement is intended to be for the benefit of any person or entity not a party to this Agreement, and no third party shall be deemed to be a beneficiary of any provision of this Agreement. Each Offering Participant is a third-party beneficiary with respect to this Agreement with respect to Sections 2, 6, 8 and 9 of this Agreement and may enforce its rights against any party to this Agreement.

[Signatures on following page]

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

“COMPANY”

JLL EXCHANGE TRS, LLC, a Delaware limited liability company

			By:	/s/ C. Allan Swaringen
Name: C. Allan Swaringen
Title: President

Accepted and agreed as of the date first above written:

“DEALER MANAGER”

LASALLE INVESTMENT MANAGEMENT DISTRIBUTORS, LLC

By:	/s/ Kristina Meyer
	Name:	Kristina Meyer
	Title:	President

EXECUTING THIS AGREEMENT SOLELY FOR PURPOSES OF ACKNOWLEDGING ITS OBLIGATION IN SECTION 6.1(C) OF THIS AGREEMENT:

“OPERATING PARTNERSHIP”

JLLIPT HOLDINGS LP, a Delaware limited partnership

By: JLLIPT Holdings GP, LLC, a Delaware limited liability company, its general partner

By: JLL Income Property Trust, Inc., a Maryland corporation, its sole and managing member

By:	/s/ Gregory A. Falk
	Name:	Gregory A. Falk
	Title:	Chief Financial Officer and Treasurer
[Signatures continued on following page]
[Signatures continued from preceding page]

EXECUTING THIS AGREEMENT SOLELY FOR PURPOSES OF ACKNOWLEDGING ITS OBLIGATION IN SECTION 6.1(C) OF THIS AGREEMENT:

“JLLIPT”

JLL Income Property Trust, Inc., a Maryland corporation

By:	/s/ Gregory A. Falk
	Name:	Gregory A. Falk
	Title:	Chief Financial Officer and Treasurer

Signature Page to Third Amended and Restated Dealer Manager Agreement

EXHIBIT A TO THIRD AMENDED AND RESTATED DEALER MANAGER AGREEMENT

FORM OF
JOINDER TO THIRD AMENDED AND RESTATED DEALER MANAGER AGREEMENT

[Trust name] (“Trust”) hereby joins and agrees to the terms and conditions of that certain Third Amended and Restated Dealer Manager Agreement, date as of October 7, 2025, by and among LaSalle Investment Management Distributors, LLC, as the dealer manager, JLL Exchange TRS, LLC, a Delaware limited liability company, and solely for purposes of Section 6.1(c) thereof, JLLIPT Holdings LP, a Delaware limited partnership, and JLL Income Property Trust, Inc., a Maryland corporation (as may be amended from time to time, together with all appendixes and schedules thereto, the “Dealer Manager Agreement”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Dealer Manager Agreement. The Trust is offering Units and holds ownership of the Property commonly referred to as [_] and located at [_].

The Trust hereby specifically acknowledges and agrees to its obligations with respect to the Investor Servicing Fee set forth in Section 6.1(c) of the Dealer Manager Agreement and its obligations under Sections 8 and 9 of the Dealer Manager Agreement.

IN WITNESS WHEREOF, this joinder agreement has been executed and delivered by the Trust as of _____________, 20___.

[Trustee/manager name], as trustee of [Trust name], u/a/d [date]

By:
Name:
Title:

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EXHIBIT B TO THIRD AMENDED AND RESTATED DEALER MANAGER AGREEMENT

FORM OF
PARTICIPATING BROKER-DEALER AGREEMENT

JLL EXCHANGE TRS, LLC

Units of Beneficial Interests

Dated _______, 20__

Ladies and Gentlemen:

Subject to the terms described herein, LaSalle Investment Management Distributors, LLC, as the dealer manager (the “Dealer Manager”) for JLL Exchange TRS, LLC, a Delaware limited liability company (the “Company”), invites you (“Participating Broker-Dealer”) to participate on a “best efforts” basis in the distribution, in one or more private placements (each, an “Offering” and collectively, the “Offerings”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”), of units of beneficial interests (“Units”) in specific Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”), pursuant to the terms and conditions of the DST Program Memorandum (as may be amended or supplemented from time to time, with all appendixes thereto, the “Memorandum”). The Company is a wholly-owned subsidiary of JLLIPT Holdings LP, a Delaware limited partnership (the “Operating Partnership”). The Operating Partnership is the entity through which JLL Income Property Trust, Inc., a Maryland corporation (“JLLIPT”) conducts substantially all of its business and owns substantially all of its assets. A Unit is a unit of beneficial ownership interest in a Trust that will beneficially own either (i) a series of Trusts, each of which will hold one commercial property (each, a “Property” and collectively, the “Properties”); or (ii) a Property directly. Information regarding each Property in which Units will be offered will be included in a property-specific supplement (the “Property Supplement”) to the Memorandum. The Units are to be issued and sold in the Offering at a purchase price described in the Memorandum and applicable Property Supplement.

The Units will be offered during a period commencing on the date of the first Property Supplement (“Effective Date”), and continuing until the earlier of: (i) the date that the maximum aggregate amount of Units is sold pursuant to the Offerings or (ii) such date as the Company otherwise terminates the Offerings, which it may do at any time in its sole discretion (in each case, the “Offering Termination Date”).

I.	Dealer Manager Agreement.

The Dealer Manager has entered into a third amended and restated dealer manager agreement with the Company, the Operating Partnership and JLLIPT dated October 7, 2025 (as may be amended from time to time, together with all appendixes and schedules thereto, the “Dealer Manager Agreement”). Upon effectiveness of this Participating Broker-Dealer Agreement (as may be amended from time to time, together with all appendixes and schedules hereto, this “Agreement”), you will become one of the “Participating Broker-Dealers” referred to in the Dealer Manager Agreement. All capitalized terms used
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and not defined in this Agreement shall have the meaning ascribed to such terms in the Dealer Manager Agreement.

II.	Sale of Units.

The Dealer Manager agrees to provide to Participating Broker-Dealer a copy of the Memorandum, Property Supplement and any sales literature which has been approved in advance in writing by the Dealer Manager and the Company to supplement the Memorandum (collectively, the “Offering Materials”) prepared for each Property with respect to which Units may be offered by Participating Broker-Dealer. Following its receipt and review of the Offering Materials with respect to a Property, Participating Broker-Dealer may elect to participate in the offering of the Units in such Property by executing the Property Acceptance Letter in the form attached hereto as Exhibit A (the “Property Acceptance Letter”). The rights and obligations of Participating Broker-Dealer and the Dealer Manager set forth in this Agreement shall become effective on the date that the Property Acceptance Letter with respect to such Property is executed by Participating Broker-Dealer. In the event that an executed Property Acceptance Letter with respect to a particular Property is not received from Participating Broker-Dealer by the Dealer Manager, Participating Broker-Dealer and Dealer Manager shall have no further rights or obligations to one another with respect to such Property.

Participating Broker-Dealer hereby agrees to use its best efforts to sell the Units for cash on the terms and conditions stated in the Memorandum and applicable Property Supplement, subject to the terms and conditions specified in Schedule 1 to this Agreement. Nothing in this Agreement shall be deemed or construed to make Participating Broker-Dealer an employee, agent, representative, partner of the Dealer Manager or the Company, and Participating Broker-Dealer is not authorized to act for the Dealer Manager or the Company or to make any representations on their behalf except as set forth in the Memorandum or as otherwise specifically authorized and approved by the Company.

Participating Broker-Dealer acknowledges and agrees that Units sold hereunder may be exchanged for Class S OP Units, Class D OP Units, Class Z OP Units or Class I OP Units pursuant to the Operating Partnership’s FMV Option, which election must be identified in the Subscription Agreement.

Participating Broker-Dealer acknowledges and agrees that after the FMV Option is exercised, OP Units in one class (other than Class N OP Units) may be converted to another class of OP Units upon the execution and delivery of an elective OP Unit exchange form by the applicable holder and Participating Broker-Dealer acting as broker of record thereof to the Dealer Manager and the general partner of the Operating Partnership at the respective addresses set forth on such form. Participating Broker-Dealer further acknowledges and agrees that shares of JLLIPT’s common stock designated as Class S shares, Class D shares or Class Z shares may, as described in the charter of JLLIPT, be exchanged for Class I shares of JLLIPT’s common stock, which do not provide for Stockholder Servicing Fees.

III.	Submission of Subscription Agreements.

Each person desiring to purchase Units in the Offering will be required to complete and execute a subscription agreement provided by the Company to the Dealer Manager and each Participating Broker-Dealer for use in connection with the Offering (the “Subscription Agreement”) and to deliver to the Dealer Manager or Participating Broker-Dealer, as the case may be, such completed and executed

Subscription Agreement together with a check or wire transfer (hereinafter referred to as an “instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum, subject to any waiver of such minimum purchase amount for certain categories of purchasers in the discretion of the Advisor (as described in the Memorandum). Persons purchasing Units will be instructed by Participating Broker-Dealer to make their instruments of payment payable to or for the benefit of the applicable Trust. A purchaser will be contractually obligated to purchase Units in the aggregate dollar amount of the purchaser’s subscription as of the close of business on the date the subscription is accepted by the Company. If Participating Broker-Dealer receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, Participating Broker-Dealer shall return such Subscription Agreement and instrument of payment directly to such purchaser not later than the end of the second business day following receipt by Participating Broker-Dealer. Subscription Agreements and instruments of payment received by Participating Broker-Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the following methods:

(a)    where, pursuant to Participating Broker-Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from purchasers, then, by noon of the next business day following receipt by Participating Broker-Dealer, Participating Broker-Dealer will transmit the Subscription Agreements and instruments of payment to the Company or to such other account or agent as directed by the Company; and

(b)    where, pursuant to Participating Broker-Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location (the “Final Review Office”), then Subscription Agreements and instruments of payment will be transmitted by Participating Broker-Dealer to the Final Review Office by noon of the next business day following receipt by Participating Broker-Dealer. The Final Review Office will in turn, by noon of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Company or to such other account or agent as directed by the Company. Participating Broker-Dealer understands that the Company reserves the unconditional right to reject any order for any or no reason.

Notwithstanding the foregoing, with respect to any Units to be purchased by a custodial account, Participating Broker-Dealer shall cause the custodian of such account to deliver a Subscription Agreement and an instrument of payment for such account directly to the Company. Participating Broker-Dealer shall furnish to the Company with each delivery of Subscription Agreements and instruments of payment a list of the purchasers showing the name, address, tax identification number, state of residence and dollar amount of Units to be purchased.

IV.	Participating Broker-Dealer’s Compensation.

Subject to the waivers, discounts or other special circumstances described in or otherwise disclosed in the Memorandum, Participating Broker-Dealer’s Selling Commission on each Unit sold by Participating Broker-Dealer which it is authorized to sell hereunder is described in Schedule 1 to this Agreement, which will be paid by the Dealer Manager. For these purposes, a “sale of Units” shall occur if and only if a transaction has closed with a securities purchaser pursuant to all applicable offering documents and the Company has thereafter distributed the Selling Commission to the Dealer Manager in connection with such transaction.

In addition, as set forth in the Memorandum, the Dealer Manager, in its sole discretion, may reallow a portion of the Dealer Manager Fee and Servicing Fees (collectively, the “Distribution Fees”) described in the Memorandum to Participating Broker-Dealers that meet certain thresholds of Units under management and certain other metrics. The Dealer Manager may also reallow a portion of the Distribution Fees to Participating Broker-Dealers as marketing fees or to defray other distribution-related expenses. Such reallowance, if any, shall be determined by the Dealer Manager in its sole discretion based on factors including, but not limited to, the level of services that each such broker-dealer performs, including ministerial, recordkeeping, sub-accounting, stockholder services and other administrative services. The Dealer Manager’s reallowance of Distribution Fees to Participating Broker-Dealer is described in Schedule 1 to this Agreement.

Participating Broker-Dealer affirms that the Dealer Manager’s liability for Selling Commissions and Distribution Fees payable to Participating Broker-Dealer is limited solely to the Selling Commissions and Distribution Fees received by the Dealer Manager from the Company associated with Participating Broker-Dealer’s sale of Units. Participating Broker-Dealer hereby waives any and all rights to receive payment or reallowance of Selling Commissions or Distribution Fees, as applicable, due until such time as the Dealer Manager is in receipt of the Selling Commissions or Distribution Fees, as applicable, from the Company.

The parties hereby agree that (a) the foregoing Selling Commissions and Distribution Fees are not in excess of the usual and customary compensation received in the sale of securities similar to the Units, (b) that Participating Broker-Dealer’s interest in the Offering is limited to the Selling Commissions and Distribution Fees referred to in this Section IV and Participating Broker-Dealer’s indemnity referred to in Section XIII herein, and (c) that the Company is not liable or responsible for the direct payment of Selling Commissions and Distribution Fees to Participating Broker-Dealer. In addition, as set forth in the Memorandum, the Dealer Manager may reimburse Participating Broker-Dealer for reasonable bona fide due diligence expenses incurred by Participating Broker-Dealer. Such due diligence expenses may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by Participating Broker-Dealer and its personnel when visiting the Company’s offices or properties to verify information relating to the Company or its properties. Participating Broker-Dealer shall provide a detailed and itemized invoice for any such due diligence expenses, and no such expenses shall be reimbursed absent a detailed and itemized invoice.

Participating Broker-Dealer acknowledges that the Units shall not be included for the purposes of calculating compensation due to Participating Broker-Dealer pursuant to any arrangements other than this Agreement between Participating Broker-Dealer and the Dealer Manager or any entity controlling, controlled by, or under common control with the Dealer Manager.

V.	Payment of Selling Commissions and Distribution Fees.

Payments of Selling Commissions and Distribution Fees will be made by the Dealer Manager (or by the Company as the agent of the Dealer Manager, as provided in the Dealer Manager Agreement) to Participating Broker-Dealer. Unless otherwise provided in Schedule 1 of this Agreement, Selling Commissions and Distribution Fees will be paid to Participating Broker-Dealer within 30 days after receipt by the Dealer Manager, or, if the Company (as the agent of the Dealer Manager) pays such Selling Commissions or Distribution Fees directly to Participating Broker-Dealer, then the Company shall pay (a) such Selling Commissions and Dealer Manager Fees within 30 days of the sale of the applicable Units by Participating Broker-Dealer, and (b) such Servicing Fees within 30 days of the end of each calendar quarter in which such Servicing Fees have been earned by Participating Broker-Dealer in accordance with the provisions of Schedule 1 hereto.

Participating Broker-Dealer, in its sole discretion, may authorize Dealer Manager (or the Company as the agent of the Dealer Manager, as provided in the Dealer Manager Agreement) to deposit Selling Commissions, Distribution Fees and other payments due to it pursuant to this Agreement directly to its bank account. If Participating Broker-Dealer so elects, Participating Broker-Dealer shall provide such deposit authorization and instructions in Schedule 2 to this Agreement.

VI.	Right to Reject Subscriptions or Cancel Sales.

All subscriptions, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any subscription for any or no reason. Subscriptions not accompanied by the required instrument of payment may be rejected. Issuance and delivery of Units will be made only after actual receipt of payment therefor. The Company or its agent shall advise Participating Broker-Dealer no later than the next business day after receipt by the Company or its agent of a subscription if the Company intends to reject a subscription. In the event a subscription is rejected, canceled or rescinded for any reason, Participating Broker-Dealer agrees to return to the Dealer Manager any Selling Commissions and Dealer Manager Fees theretofore paid with respect to such subscription, and, if Participating Broker-Dealer fails to so return any such amounts, the Dealer Manager shall have the right to offset amounts owed against future Selling Commissions or Distribution Fees due and otherwise payable to Participating Broker-Dealer.

VII.	Memorandum.

Participating Broker-Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Units except as set forth in the Memorandum or as otherwise specifically authorized and approved by the Company. The Dealer Manager will supply Participating Broker-Dealer with reasonable quantities of the Memorandum for delivery to investors, and Participating Broker-Dealer will deliver a copy of the Memorandum to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Units to an investor. Participating Broker-Dealer agrees that it will not use in connection with the offer or sale of Units any materials or writings which have not been previously approved by the Company.

VIII.	License and Association Membership.

Participating Broker-Dealer’s acceptance of this Agreement constitutes a representation to the Company and the Dealer Manager that Participating Broker-Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Units under federal and state securities laws and regulations in all states where it offers or sells Units, and that it is a member in good standing of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Participating Broker-Dealer represents and warrants that it is currently licensed as a broker-dealer in the jurisdictions identified on Schedule 3 to this Agreement and that its independent contractors and registered representatives have the appropriate licenses(s) to offer and sell the Units in such jurisdictions. This Agreement shall automatically terminate if Participating Broker-Dealer ceases to be a member in good standing of FINRA, or with the securities commission of the state in which Participating Broker-Dealer’s principal office is located. Participating Broker-Dealer agrees to notify the Dealer Manager immediately if Participating Broker-Dealer ceases to be a member in good standing of FINRA or with the securities commission of any state in which Participating Broker-Dealer is currently registered or licensed. Participating Broker-Dealer also hereby agrees to abide by the rules set forth in the FINRA rulebook (collectively, the “FINRA Rules”).

IX.	Anti-Money Laundering Compliance Programs.

Participating Broker-Dealer’s acceptance of this Agreement constitutes a representation to the Company and the Dealer Manager that Participating Broker-Dealer has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, rules and regulations promulgated by the Commission (the “Commission Regulations”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (the “USA PATRIOT Act”), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act” and together with the USA PATRIOT Act, the “AML Rules”), reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Units. Participating Broker-Dealer covenants that it will perform all activities it is required to perform by applicable AML Rules and its AML Program with respect to all customers on whose behalf Participating Broker-Dealer submits Subscription Agreements to the Company. To the extent permitted by applicable law, Participating Broker-Dealer will share information with the Dealer Manager and the Company for purposes of ascertaining whether a suspicious activity report is warranted with respect to any suspicious transaction involving the purchase or intended purchase of Units.

Upon request by the Dealer Manager at any time, Participating Broker-Dealer hereby agrees to (a) furnish a written copy of its AML Program and relevant legal requirements to the Dealer Manager for review, (b) provide annual certification to the Dealer Manager that Participating Broker-Dealer has complied with the provisions of its AML Program, and (c) furnish a copy of the findings and any remedial actions taken in connection with Participating Broker-Dealer’s most recent independent testing of its AML Program. Participating Broker-Dealer further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act, and Participating Broker-Dealer hereby covenants to remain in compliance with such requirements and shall, upon request by the Dealer Manager, provide a certification to Dealer Manager that, as of the date of such certification (x) its AML Program is consistent with the AML Rules, (y) it has continued to implement its AML Program, and (z) it is currently in compliance with all AML Rules, specifically including, but not limited to, the

Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.

X.	Suitability; Offer and Sale of Units.

Participating Broker-Dealer agrees that in recommending to an investor the purchase of the Units, Participating Broker-Dealer shall:

(a)    have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the Commission, any state securities commission, FINRA or the Company) concerning the investor’s age, investment objectives, other investments, financial situation and needs, and any other information known by Participating Broker-Dealer, or person associated with Participating Broker-Dealer, that: (i) the prospective investor is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act, and meets the other investor suitability requirements as may be established by the Company and set forth in the “Who May Invest” and “Suitability of Investment” sections of the Memorandum and the minimum purchase requirements set forth in the Memorandum; (ii) the prospective investor is or will be in a financial position appropriate to enable the investor to realize to a significant extent the benefits described in the Memorandum; and (iii) the prospective investor has a fair market net worth sufficient to sustain the risks inherent in the investment, including but not limited to loss of investment and lack of liquidity, and other risks described in the Memorandum; and (iv) the investment is otherwise suitable for the prospective investor; and

(b)    maintain in its files (for a period of at least six years following the Offering Termination Date) information and documents describing the basis upon which the determination that an investment in Units is suitable and appropriate for each such proposed investor was reached as to each prospective investor, to otherwise comply with the record-keeping requirements provided in Section XV below and to make such documents and records available to (i) the Dealer Manager and the Company upon request, and (ii) representatives of the Commission, FINRA and applicable state securities administrators upon Participating Broker-Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency.

Participating Broker-Dealer agrees to sell Units only to the extent authorized as set forth on Schedule 1 to this Agreement.

Participating Broker-Dealer shall not purchase any Units for a discretionary account without obtaining the prior written approval of Participating Broker-Dealer’s customer and such customer’s completed and executed Subscription Agreement.

Participating Broker-Dealer shall complete all steps necessary to permit the Company to offer the Units pursuant to the registration exemptions available under applicable federal securities laws and other applicable state securities laws. Participating Broker-Dealer shall not engage in any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

In soliciting persons to acquire the Units, Participating Broker-Dealer agrees to comply with the applicable requirements of the Securities Act, the Exchange Act, applicable state securities laws, the published rules and regulations thereunder and the Conduct Rules of FINRA. Further, Participating

Broker-Dealer agrees that it will not give any information or make any representations except as set forth in the Memorandum or as otherwise specifically authorized and approved by the Company.

XI.	Due Diligence; Adequate Disclosure.

Prior to offering the Units for sale, Participating Broker-Dealer shall have conducted an inquiry such that Participating Broker-Dealer has reasonable grounds to believe, based on information made available to Participating Broker-Dealer by the Company or the Dealer Manager through the Memorandum, that all material facts are adequately and accurately disclosed in the Memorandum and provide a basis for evaluating a purchase of Units. In determining the adequacy of disclosed facts pursuant to the foregoing, Participating Broker-Dealer may obtain, upon request, information on material facts relating at a minimum to the following: (a) items of compensation; (b) physical properties; (c) tax aspects; (d) financial stability and experience of the Company and the Advisor and (if applicable) its sub-advisor(s); (e) conflicts and risk factors; and (f) appraisals and other pertinent reports. Notwithstanding the foregoing, Participating Broker-Dealer may rely upon the results of an inquiry conducted by an independent third party retained for that purpose or another broker-dealer participating in the distribution of the Units pursuant to an agreement with the Dealer Manager (an “Other Dealer”); provided, that: (i) Participating Broker-Dealer has reasonable grounds to believe that such inquiry was conducted with due care by said independent third party or such Other Dealer; (ii) the results of the inquiry were provided to Participating Broker-Dealer with the consent of the Other Dealer conducting or directing the inquiry; and (iii) no Other Dealer that participated in the inquiry is an affiliate of the Company. Prior to the sale of the Units, Participating Broker-Dealer shall inform each prospective purchaser of Units of pertinent facts relating to the Units including specifically the risks related to limitations on liquidity and marketability of the Units during the term of the investment but shall not, in any event, make any representation on behalf of the Company except as set forth in the Memorandum.

XII.	Representations, Warranties and Covenants of Participating Broker-Dealer.

Participating Broker-Dealer hereby represents and warrants to, and covenants and agrees with the Dealer Manager and the Company, as of the date hereof and at all times during the Offering Period (provided that, to the extent representations and warranties are given only as of a specified date or dates, Participating Broker-Dealer only makes such representations and warranties as of such date or dates), as follows:

(a)Participating Broker-Dealer is a duly organized and validly existing under the laws of the state of its formation, and is in good standing in such state, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Participating Broker-Dealer and is a legal, valid and binding agreement of Participating Broker-Dealer enforceable against Participating Broker-Dealer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the enforceability of the indemnity provisions contained in Section XIII of this Agreement may be limited under applicable securities laws.

(b)Participating Broker-Dealer is not in violation of its organizational documents as currently in effect and the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not, as of the Effective Date, violate the terms of or constitute a default under: (i) such organizational documents; (ii) any indenture, mortgage, deed of trust, lease, or other material agreement to which Participating Broker-Dealer is bound; (iii) any law, rule or regulation applicable to Participating Broker-Dealer; or (iv) any writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Participating Broker-Dealer.

(c)Participating Broker-Dealer agrees to comply with the record-keeping requirements as may be required by the Company, any state securities commission, FINRA or the Commission, including but not limited to Commission Regulations.

(d)Participating Broker-Dealer agrees to suspend or terminate the offer and sale of Units in the Offering upon request of the Company or the Dealer Manager at any time and to resume the offer and sale of Units in the Offering upon subsequent request of the Company or Dealer Manager.

(e)Participating Broker-Dealer will not conduct an Offering or offer or sell any Units by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D, including but not limited to: (i) any advertisement, article, notice or other communication mentioning any Offering, Units or Property published in any newspaper, magazine or similar medium, cold mass mailings, broadcast over television, radio or the internet, or an e-mail message sent to a large number of previously unknown persons; (ii) any seminar or meeting, the attendees of which have been invited by any general solicitation or general advertising; or (iii) any letter, circular, notice or other written communication constituting a form of general solicitation or general advertising.

(f)Participating Broker-Dealer will not make any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make any statement, in light of the circumstances under which it was made, not misleading concerning the Offering or any matters set forth in or contemplated by the Memorandum or the Property Supplement.

(g)Prior to the sale of Units, Participating Broker-Dealer will provide each offeree with a copy of the Memorandum and a copy of the applicable Property Supplement for the Property relating to such offer.

(h)If Participating Broker-Dealer has been provided with a supplement or amendment to the Memorandum or a Property Supplement, Participating Broker-Dealer will promptly distribute such supplement or amendment to persons who previously received a copy of the Memorandum or Property Supplement from it and who it believes continue to be interested in participating in such Offering and will include such supplement or amendment in all deliveries of the Memorandum and Property Supplement after receipt of any such supplement or amendment.

(i)Participating Broker-Dealer will not make any oral or written representations on behalf of the Company other than those contained in the Memorandum or JLLIPT Memorandum unless the making of such representations has been approved by the Company in writing, nor will Participating Broker-Dealer act as an agent of the Company or for the Company in any other capacity except as expressly set forth herein.

(j)No agreement will be made by Participating Broker-Dealer with any person permitting the resale, repurchase or distribution of any Units.

(k)Participating Broker-Dealer will furnish to the Company upon request a complete list of all persons and entities who have received a Memorandum and such parties’ addresses.

(l)Participating Broker-Dealer will comply with all applicable federal and state laws and regulations relating to the collection, maintenance and disclosure of non-public information provided by prospective investors in connection with their proposed investment in the Units.

XIII.	Indemnification.

For the purposes of this Section XIII, an entity’s “Indemnified Parties” shall include such entity’s officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(a)    Participating Broker-Dealer severally agrees to indemnify, defend and hold harmless the Company, the Dealer Manager and each of their respective Indemnified Parties from and against any losses, claims, damages or liabilities to which the Company, the Dealer Manager, or any of their respective Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such losses, claims (including the reasonable cost of investigation), damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in whole or in part, any material inaccuracy in a representation or warranty contained herein by Participating Broker-Dealer, any material breach or violation of a covenant or agreement contained herein by Participating Broker-Dealer, or any material failure by Participating Broker-Dealer to perform its obligations hereunder; (ii) any untrue statement or alleged untrue statement of a material fact contained (A) in the Memorandum or (B) in any application to qualify the Units for the offer and sale under the applicable state securities or “blue sky” laws of any state or jurisdiction; (iii) the omission or alleged omission to state a material fact required to be stated in the Memorandum or necessary to make statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in each case described in clauses (ii) and (iii) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by Participating Broker-Dealer specifically for use in the Memorandum; (iv) any use by Participating Broker-Dealer of sales literature or other materials not authorized or approved by the Company in connection with the offer and sale of the Units; (v) any untrue statement made by Participating Broker-Dealer or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Units; (vi) any failure of Participating Broker-Dealer to comply with applicable laws governing money laundering abatement and anti-terrorist financing efforts in connection with the Offering, including applicable FINRA Rules, Commission Regulations and the USA PATRIOT Act; or (vii) any other failure by Participating Broker-Dealer to comply with applicable FINRA rules or Commission Regulations or any other applicable Federal or state laws in connection with the Offering. Participating Broker-Dealer will reimburse the aforesaid parties in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability that Participating Broker-Dealer may otherwise have.

(b)    Promptly after receipt by any Indemnified Party under this Section XIII of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section XIII, notify in writing the indemnifying party of the commencement thereof and the omission to so notify the indemnifying party will relieve such indemnifying party from any liability under this Section XIII as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses (subject to Section XIII(c) below) incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

(c)    An indemnifying party under this Section XIII of this Agreement shall pay all legal fees and expenses of the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been participating on behalf of a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

XIV.	Contribution.

If the indemnification provided for in Section XIII hereof is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred, (a) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Dealer Manager and Participating Broker-Dealer, respectively, from the offering of the Units pursuant to this Agreement and the Dealer Manager Agreement or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company, the Dealer Manager and Participating Broker-Dealer, respectively, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, the Dealer Manager and Participating Broker-Dealer, respectively, in connection with the offering of the Units pursuant to this Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the offering of the Units (before deducting expenses) received by the Company and the total Selling Commissions, Distribution Fees and other payments received hereunder by the Dealer Manager and Participating Broker-Dealer, respectively, bear to the aggregate offering price of the Units.

The relative fault of the Company, the Dealer Manager and Participating Broker-Dealer, respectively, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Company, the Dealer Manager or Participating Broker-Dealer, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Dealer Manager and Participating Broker-Dealer agree that it would not be just and equitable if contribution pursuant to this Section XIV were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable contributions referred to above in this Section XIV. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section XIV shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section XIV, the Dealer Manager and Participating Broker-Dealer shall not be required to contribute any amount by which the total price at which the Units sold by them exceeds the amount of any damages that the Dealer Manager and Participating Broker-Dealer have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

No party guilty of fraudulent misrepresentation (within the meaning of Section 1(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

For the purposes of this Section XIV, the Dealer Manager’s officers, directors, employees, members, partners, agents and representatives, and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Dealer Manager, and each officer, director, employee, member, partner, agent and representative of the Company and each person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Participating Broker-Dealer’s obligations to contribute pursuant to this Section XIV are several in proportion to the number of Units sold by Participating Broker-Dealer and not joint.

XV.	Compliance with Record-Keeping Requirements.

Participating Broker-Dealer agrees to comply with the record-keeping requirements of the Exchange Act and the rules promulgated under the Exchange Act. Participating Broker-Dealer further agrees to keep such records with respect to each customer who purchases Units, the investor’s suitability and the amount of Units sold, and to retain such records for such period of time as may be required by the Commission, any state securities commission, FINRA or the Company.

XVI. Disqualification Events.

(a)    Participating Broker-Dealer represents that neither it, nor any of its directors, executive officers, other officers participating in the Offering, general partners or managing members, or any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member (each, a “Participating Dealer Covered Person” and, together, “Participating Dealer Covered Persons”), is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”) except for a Disqualification Event (i) contemplated by Rule 506(d)(2) of the Securities Act and (ii) a description of which has been furnished in writing to the Dealer Manager and the Company prior to the date hereof or, in the case of a Disqualification Event occurring after the date hereof, prior to the date of any offering of Units by Participating Broker-Dealer. Participating Broker-Dealer has exercised reasonable care to determine (x) the identity of each person that is a Participating Dealer Covered Person; and (y) whether any Participating Dealer Covered Person is subject to a Disqualification Event.

(b)    Participating Broker-Dealer will promptly notify the Dealer Manager and the Company in writing of (i) any Disqualification Event relating to any Participating Dealer Covered Person not previously disclosed in accordance with Section XVI(a) above, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Participating Dealer Covered Person. In the event of any Disqualification Event suffered by Participating Broker-Dealer which requires the Company to amend or supplement the Memorandum and requires, pursuant to the Dealer Manager Agreement, that the Dealer Manager bear the costs for amending or supplementing the Memorandum and distributing the amended or supplemented Memorandum, Participating Broker-Dealer shall bear such costs or, in the event that more than one Participating Broker-Dealer’s Disqualification Event is the cause for such amended or supplemented Memorandum, its allocable share of such costs, as determined by the Dealer Manager in its reasonable discretion.

(c)    Participating Broker-Dealer represents that it is not aware of any person (other than the Dealer Manager and any Participating Dealer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of Units. Participating Broker-Dealer will promptly notify the Dealer Manager and the Company of any agreement or arrangement entered into between Participating Broker-Dealer and such person in connection with such sale.

XVII.	Customer Complaints.

Participating Broker-Dealer hereby agrees to provide to the Dealer Manager promptly upon receipt by Participating Broker-Dealer copies of any written or otherwise documented customer complaints received by Participating Broker-Dealer relating in any way to the Offering (including, but not limited to, the manner in which the Units are offered by Participating Broker-Dealer), the Units, a Trust or the Company.

XVIII.	Effective Date.

This Agreement will become effective upon the last date it is executed by any party hereto. This Agreement will become effective with respect to any particular Property upon the date the Property Acceptance Letter in the form attached hereto as Exhibit A is executed by Participating Broker-Dealer and delivered to the Dealer Manager.

XIX.	Suspension of Offering; Termination; Amendment; Entire Agreement; Third Party Beneficiaries.

Participating Broker-Dealer will immediately suspend or terminate its offer and sale of Units upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of Units hereunder upon subsequent request of the Company or the Dealer Manager. Any party may terminate this Agreement by written notice pursuant to Section XXIII below.

Upon termination of this Agreement, the Dealer Manager shall pay to Participating Broker-Dealer all (a) earned but unpaid compensation and (b) reimbursement for all incurred, accountable expenses to which Participating Broker-Dealer is or becomes entitled under Section IV hereof at such time as such compensation or reimbursement becomes payable.

This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Broker-Dealer, and any such amendment shall be deemed accepted by Participating Broker-Dealer upon Participating Broker-Dealer placing an order for sale of Units after it has received such notice.

This Agreement and the exhibits and schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto relating to the subject matter hereof. The exhibits and schedules to this Agreement are hereby incorporated in this Agreement and shall form an integral part of this Agreement.

Except as expressly provided otherwise in this Agreement, no provision of this Agreement is intended to be for the benefit of any person or entity not a party to this Agreement, and no third party shall be deemed to be a beneficiary of any provision of this Agreement. The Company is a third party beneficiary with respect to this Agreement with respect to Sections XIII, XIV and XVI of this Agreement and may enforce its rights against any party to this Agreement.

XX.	Assignment.

Participating Broker-Dealer shall have no right to assign this Agreement or any of Participating Broker-Dealer’s rights hereunder or to delegate any of Participating Broker-Dealer’s obligations hereunder. Any such purported assignment or delegation by Participating Broker-Dealer shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Participating Broker-Dealer shall be deemed to have consented to such assignment by execution hereof. Dealer Manager shall provide written notice of any such assignment to Participating Broker-Dealer.

XXI.	Privacy Laws.

The Dealer Manager and Participating Broker-Dealer (each referred to individually in this Section XXI as a “party”) agree as follows:

(a)    Each party agrees to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”); (ii) the privacy standards and requirements of any other applicable Federal or state law; and (iii) its own internal privacy policies and procedures, each as may be amended from time to time;

(b)    Each party agrees to refrain from the use or disclosure of non-public personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

(c)    Each party shall be responsible for determining which customers have opted out of the disclosure of non-public personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights. In the event either party uses or discloses non-public personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that each is prohibited from using or disclosing any non-public personal information of any customer that is identified on the List as having opted out of such disclosures.

XXII.	Electronic Signatures and Electronic Delivery of Documents.

If Participating Broker-Dealer has adopted or adopts a process by which persons may authorize certain account-related transactions or requests, in whole or in part, by “Electronic Signature” (as such term is defined by the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where Participating Broker-Dealer is licensed, and applicable rules, regulations and guidance relating to the use of electronic signatures issued by the Commission and FINRA (collectively, “Electronic Signature Law”), to the extent the Company allows the use of Electronic Signature, in whole or in part, Participating Broker-Dealer represents that: (a) each Electronic Signature will be genuine; (b) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; and (c) Participating Broker-Dealer will comply with all applicable terms of the Electronic Signature Law.

If Participating Broker-Dealer intends to use electronic delivery to distribute the Memorandum or other documents related to the Company or Trust to any person, Participating Broker-Dealer will comply with all applicable rules, regulations and/or guidance relating to the electronic delivery of documents issued by the Commission, FINRA and any other applicable laws or regulations related to the electronic delivery of offering documents including, as appropriate, Electronic Signature Law. Participating Broker-Dealer shall obtain and document its receipt of the informed consent to receive documents electronically of persons, which documentation shall be maintained by Participating Broker-Dealer and made available to the Company or the Dealer Manager upon request.

Participating Broker-Dealer represents that the Company and Trust may accept any Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Broker-Dealer’s client given with such client’s prior authorization and consent. Participating Broker-Dealer represents that the Company and Trust may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Broker-Dealer’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Broker-Dealer’s client received all disclosures required by applicable Electronic Signature Law. Participating Broker-Dealer agrees to provide a copy of each Electronic Signature and further evidence supporting any Electronic Signature upon request by the Company or Dealer Manager.

XXIII.	Notice.

All notices given hereunder shall be in writing via electronic mail and shall be deemed given when delivered (provided that no automated notice of delivery failure is received by the sender thereof); provided, that, any such notice via electronic mail shall be promptly followed by a written copy (a) personally delivered; (b) delivered by a national overnight courier service, or (c) delivered by United States mail, properly addressed and stamped with the required postage, registered or certified mail, return receipt requested, in each case to the Dealer Manager at: LaSalle Investment Management Distributors, LLC, 333 West Wacker Drive, Suite 2300, Chicago, Illinois 60606, Attention: Chief Executive Officer, Email: David.Doherty@lasalle.com and to Participating Broker-Dealer at the address specified by Participating Broker-Dealer on the signature page hereto.

XXIV.	Attorneys’ Fees; Applicable Law and Venue.

In any action to enforce the provisions of this Agreement or to secure damages for breach of this Agreement, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement shall be construed under the laws of the State of Delaware. Venue for any action (including arbitration) brought hereunder shall lie exclusively in Chicago, Illinois.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on its behalf by its duly authorized agent.

“DEALER MANAGER”

LaSalle Investment Management Distributors, LLC

By:
Name:
Title:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the jurisdictions identified below represent a true and correct list of all jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities, and we agree to advise you of any change in such list during the term of this Agreement.

1	Identity of Participating Broker-Dealer:

Full Legal Name:

Type of Entity:

Organized in the State of:

Tax Identification Number:

FINRA/CRD Number:

Signature Page to Participating Broker-Dealer Agreement

1.Any notice under this Agreement will be deemed given pursuant to Section XXIII hereof when delivered to Participating Broker-Dealer as follows:

Company Name:

Attention to:
(Name)
(Title)

Street Address:

City, State and Zip Code:

Telephone No.:	( )

Facsimile No.:	( )

Email Address:

Accepted and agreed as of the date below: “PARTICIPATING BROKER-DEALER”

(Print Name of Participating Broker-Dealer)

By:	______________________________

Name:	______________________________

Title:	______________________________

Date:	______________________________
Signature Page to Participating Broker-Dealer Agreement

SCHEDULE 1
TO
PARTICIPATING BROKER-DEALER AGREEMENT

A.	Terms and Conditions of the Selling Commissions.
Participating Broker-Dealer shall be entitled to receive Selling Commissions, in an amount as determined by Participating Broker-Dealer, of up to [5.0]% of the Gross Price per Unit on each Unit sold by Participating Broker-Dealer. Participating Broker-Dealer will have sole discretion whether to waive, remit or reduce the Selling Commission payable to it in connection with the Units sold by Participating Broker-Dealer and, to the extent so waived, remitted or reduced, neither the Company, nor the Dealer Manager, nor any of their respective affiliates, shall charge or receive a Selling Commission in connection with a Unit sold by Participating Broker-Dealer. All Selling Commissions payable to Participating Broker-Dealer will be collected by Participating Broker-Dealer from the purchaser.

B.	Terms and Conditions of the Dealer Manager Fee.
Participating Broker-Dealer shall be entitled to receive a Dealer Manager Fee, in an amount as determined by Participating Broker-Dealer, of up to [1.0]% of the Gross Price per Unit on each Unit sold by Participating Broker-Dealer. Participating Broker-Dealer will have sole discretion whether to waive, remit or reduce the Dealer Manager Fee payable to it in connection with the Units sold by Participating Broker-Dealer and, to the extent so waived, remitted or reduced, neither the Company, nor the Dealer Manager, nor any of their respective affiliates, shall charge or receive a Dealer Manager Fee in connection with a Unit sold by Participating Broker-Dealer. All Dealer Manager Fees payable to Participating Broker-Dealer will be collected by Participating Broker-Dealer from the purchaser.

C.	Terms and Conditions of the Servicing Fees.
From and after the sale by Participating Broker-Dealer of Units hereunder, the Dealer Manager will pay to Participating Broker-Dealer during the term of the Participating Broker-Dealer Agreement a portion of the Servicing Fees that shall be calculated daily and paid quarterly. For each day during the applicable calendar quarter for which the Servicing Fees are calculated, the Servicing Fees payable to Participating Broker-Dealer shall equal the sum of:

(i)Prior to the Operating Partnership’s exercise of the FMV Option with respect to any given Units, 1/365th of 0.25% per annum of the total, gross equity offering at the time of syndication, determined separately with respect to each Trust as described in the Memorandum and attributable solely to those Units sold by Participating Broker-Dealer in an Offering.
(ii)Following the Operating Partnership’s exercise of the FMV Option and delivery of OP Units in exchange for such Units, (A) 1/365th of 0.85% per annum of the NAV of such Class S OP Units issued in exchange for Units; (B) 1/365th of 0.30% per annum of the NAV of Class Z OP Units issued in exchange for Units; and (C) 1/365th of 0.30% per annum of the NAV of Class D OP Units issued in exchange for Units. No Investor Servicing Fee shall be payable with respect to any Class I OP Units issued in exchange for Units.
(iii)Following the exchange of any such OP Units for shares of common stock of JLLIPT pursuant to the redemption provisions of the OP Agreement, (A) 1/365th of 0.85% per annum of the NAV of Class S shares issued in exchange for Class S OP Units that were previously exchanged for Units; (B) 1/365th of 0.30% per annum of the NAV of Class Z shares issued in exchange for Class Z OP Units that were previously exchanged for Units; and (C) 1/365th of 0.30% per annum of the NAV of Class D shares issued in exchange for Class D OP Units that were previously exchanged for Units. No Stockholder Servicing Fee shall be payable with respect to Class I shares issued in exchange for Class I OP Units that were previously exchanged for Units.

In no event shall the Servicing Fees payable to Participating Broker-Dealer exceed the Servicing Fees payable to the Dealer Manager pursuant to the Dealer Manager Agreement with respect to the Units sold by Participating Broker-Dealer.

SCHEDULE 2
TO
PARTICIPATING BROKER-DEALER AGREEMENT

Participating Broker-Dealer hereby authorizes the Dealer Manager or its agent to deposit reallowances and other payments due to it pursuant to the Participating Broker-Dealer Agreement to its bank account specified below. This authority will remain in force until Participating Broker-Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Broker-Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Broker-Dealer for an amount not to exceed the amount of the erroneous deposit.

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

SCHEDULE 3
TO
PARTICIPATING BROKER-DEALER AGREEMENT
Participating Broker-Dealer represents and warrants that it is currently licensed as a broker-dealer in the following jurisdictions:

•	Alabama	•	Montana
•	Alaska	•	Nebraska
•	Arizona	•	Nevada
•	Arkansas	•	New Hampshire
•	California	•	New Jersey
•	Colorado	•	New Mexico
•	Connecticut	•	New York
•	Delaware	•	North Carolina
•	District of Columbia	•	North Dakota
•	Florida	•	Ohio
•	Georgia	•	Oklahoma
•	Guam	•	Oregon
•	Hawaii	•	Pennsylvania
•	Idaho	•	Puerto Rico
•	Illinois	•	Rhode Island
•	Indiana	•	South Carolina
•	Iowa	•	South Dakota
•	Kansas	•	Tennessee
•	Kentucky	•	Texas
•	Louisiana	•	Utah
•	Maine	•	Vermont
•	Maryland	•	Virgin Islands
•	Massachusetts	•	Virginia
•	Michigan	•	Washington
•	Minnesota	•	West Virginia
•	Mississippi	•	Wisconsin
•	Missouri	•	Wyoming

EXHIBIT A
TO
PARTICIPATING BROKER-DEALER AGREEMENT

[DATE]

LaSalle Investment Management Distributors, LLC
333 West Wacker Drive, Suite 2300
Chicago, Illinois 60606

Re:     Offering of units of beneficial interest with respect to the property commonly referred to as [_] and located at [_] (the “Property”)

The undersigned, being Participating Broker-Dealer pursuant to the terms of that certain Participating Broker-Dealer Agreement, dated as of [_], 20[_] (the “Agreement”), makes the following representations with respect to the Property and the disclosure provided in connection with the Agreement. Capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Agreement.

The undersigned acknowledges and agrees that it has received a copy of the Offering Materials with respect to the Property. The undersigned further acknowledges and agrees that (i) it has had sufficient opportunity to review the Offering Materials, (ii) it has been given sufficient opportunity to ask questions of, and receive answers from, the Dealer Manager with respect to the Offering Materials, the Units and the Property, (iii) the undersigned agrees to act as a Participating Broker-Dealer with respect to Units of beneficial interest in the Property in accordance with the terms of the Agreement and the Dealer Manager Agreement, and (iv) the Dealer Manager is hereby authorized to proceed to distribute to the undersigned’s representatives, agents and clients copies of the Offering Materials for such parties’ use in offering the Units of beneficial interest in the Property.

[Name of Participating Broker-Dealer]

By:
Name:
Title: